                                                                     EXHIBIT 4.1

          NUMBER                   [LOGO] BIORELIANCE(SM)              SHARES

          BR                                                           -------
            ---


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


       COMMON STOCK                         SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 090951 10 4
 THIS CERTIFIES THAT



 IS THE OWNER OF

 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE
                         OF BIORELIANCE CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation as from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                   /s/ Sidney R. Knafel                                                       /s/ Capers W. McDonald
                      -----------------                                                           ------------------
                   SECRETARY                                [CORPORATE SEAL]                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                    Transfer Agent and Registrar

                            BIORELIANCE CORPORATION


         A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, UPON APPLICATION TO ITS TRANSFER AGENT, OR TO THE SECRETARY OF THE CORPORATION.

   KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN OR DESTROYED
        THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION
                 TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM      -     as tenants in common                UNIF GIFT MIN ACT - ____ Custodian _____
         TEN ENT      -     as tenants by the entireties                             (Cust)        (Minor)
         JT TEN       -     as joint tenants with right of                           under Uniform Gifts to Minors
                            survivorship and not as tenants                          Act ___________________
                            in common                                                         (State)

    Additional abbreviations may also be used though not in the above list.

         For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

______________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ ________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
         -------------------------

                          ------------------------------------------------------
         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                                  ----------------------------------------------
                                  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                  STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS
                                  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                  APPROVED SIGNATURE GUARANTEE MEDALLION
                                  PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15